Scudder
GNMA
Fund

Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

A fund designed to provide high current income primarily from high quality U.S. government mortgage-backed GNMA securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
   9  Financial Statements
  12  Financial Highlights
  13  Notes to Financial Statements
  17  Officers and Trustees
  18  Investment Products and Services
  19  How to Contact Scudder


                                    In Brief

o Scudder GNMA Fund produced a 2.43% total return for the six months ended September 30, 1996, compared with the 2.19% average total return of the 54 GNMA funds tracked by Lipper Analytical Services during the same period.


o The Fund also posted a 5.22% total return for the one-year period ended September 30th. In comparison, the 52 GNMA funds tracked by Lipper Analytical Services during the same period produced a 4.45% average total return.


o Our process of identifying the sectors offering the best risk/reward tradeoff led us to focus on discount and current coupon mortgages, allowing the Fund to capture higher yields while providing protection from prepayment risk.


o In an environment of uncertainty about the direction of interest rates, we continued to focus on pursuing high current income and safety of principal for Scudder GNMA Fund investors.

                        Letter From the Fund's President
Dear Shareholders,


     The last six months have been relatively subdued for fixed-income investors, following the volatile conditions that prevailed in February and March of 1996. Still, relatively strong economic indicators have kept bond yields from falling. In this environment, Scudder GNMA Fund produced a 2.43% total return for the six-month period, and 5.22% for the one-year period ended September 30th. This compared favorably with the average returns of similar funds for both periods, as tracked by Lipper Analytical Services.

     Mortgage-backed securities remain an attractive investment, and we believe Scudder GNMA Fund is well-positioned for the future. Bond funds focusing on U.S. government securities will most likely fare better than their lower-quality counterparts in the event of an economic slowdown as investors move toward higher-quality instruments. In addition, mortgage-backed securities currently offer very compelling yields with respect to other intermediate maturity fixed-income investments. Please read the accompanying letter from your Portfolio Management team for more insight on the recent market environment and the Fund's six-month performance.

     For those of you who like to stay informed about the newest fund offerings by Scudder, we introduced two new equity funds in September. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging growth companies with the potential to benefit from the rapidly changing industrial and economic landscape that we foresee. For more information on these and other Scudder Fund products and services, please turn to page 18.

     Thank you for your interest and investment in Scudder GNMA Fund. Please do not hesitate to contact Investor Relations at 1-800-225-2470 with any questions regarding your account.


     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder GNMA Fund

PERFORMANCE UPDATE as of September 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GNMA FUND
--------------------------------------
1 Year    $10,522     5.22%    5.22%
5 Year    $13,619    36.19%    6.37%
10 Year   $20,817   108.17%    7.61%

--------------------------------------
LEHMAN BROTHERS MORTGAGE GNMA INDEX
--------------------------------------
1 Year    $10,588     5.88%    5.88%
5 Year    $14,170    41.70%    7.21%
10 Year   $23,610   136.10%    8.96%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER GMNA FUND
Year            Amount
----------------------
'86            $10,000
'87            $10,026
'88            $11,230
'89            $12,207
'90            $13,258
'91            $15,286
'92            $17,064
'93            $18,159
'94            $17,533
'95            $19,785
'96            $20,817

LEHMAN BROTHERS MORTGAGE GNMA INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,194
'88            $11,728
'89            $13,055
'90            $14,288
'91            $16,662
'92            $18,566
'93            $19,789
'94            $19,548
'95            $22,299
'96            $23,610

The unmanaged Lehman Brothers Mortgage GNMA Index is a market value-weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30, 1996

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $14.10   $14.42  $14.35  $14.30  $15.19  $15.61  $15.30  $13.84  $14.61  $14.43
INCOME DIVIDENDS..   $ 1.27   $ 1.32  $ 1.26  $ 1.25  $ 1.22  $ 1.28  $ 1.27  $  .95  $  .95  $  .92
CAPITAL GAINS
DISTRIBUTIONS.....   $    -   $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -  $    -
FUND TOTAL
RETURN (%)........      .30    12.00    8.70    8.61   15.29   11.63    6.42   -3.45   12.85    5.22
INDEX TOTAL
RETURN (%)........     1.94    15.04   11.31    9.45   16.61   11.43    6.59   -1.22   14.07    5.88


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of September 30, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Government National
Mortgage Association              93%
Cash & Equivalents, net            7%
--------------------------------------
                                 100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is nearly fully invested in GNMA securities
backed by the U.S. government.
--------------------------------------------------------------------------
GNMA COUPONS
--------------------------------------------------------------------------
6.5%                             14%
7.0%                             14%
7.5%                             18%
8.0%                             20%
8.5%                             13%
9.0%                             11%
9.5%                              4%
Greater than 9.5%                 6%
---------------------------------------
                                100%
---------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Current coupons of 7.5% to 8% are well-represented in the portfolio.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                 8%
1-5 years                        5%
5-10 years                      34%
Greater than 10 years           53%
---------------------------------------
                                100%
---------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

* Weighted average effective maturity: 8.2 years

The Fund has an intermediate average effective maturity of just over eight years.


For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         Portfolio Management Discussion
Dear Shareholders,


Since March, the bond market environment could be best described with three words: wait and see. Fixed-income investors waited to see if the Federal Reserve would raise interest rates. They also waited for clarity as to the direction of the economy.


Though unpredictable, this environment provided opportunities for Scudder GNMA Fund to offer its shareholders high current income and safety of principal. A combination of low supply of and decent demand for GNMA securities resulted in strong performance versus other fixed-income investments. We focused on both yield and total return, and took advantage of trading opportunities when possible during the period. While it has not been a particularly stellar period for bonds, the Fund posted a total return of 2.43% for the six months and outperformed the average GNMA fund for the same period, as gauged by the 2.19% average total return for the 54 GNMA funds tracked by Lipper Analytical Services. The Fund's performance slightly lagged that of the unmanaged Lehman Brothers Mortgage GNMA Index, which posted a 2.82% return for the same period. In comparison, the overall bond market as measured by the unmanaged Lehman Government/Corporate Index posted a 2.24% return for the six months ended September 30. Scudder GNMA Fund's 30-day net annualized yield as of September 30 was 6.56%.

                           The Investment Environment



Even though the Federal Reserve by and large left short-term interest rates alone in 1996, investors remained uncertain about Fed action going forward. Stronger than expected economic indicators have supported higher interest rate levels, preventing any sustained bond market rally.

With mortgage rates hovering between 7.5% and 8.5% during much of the semiannual period, GNMA investors found mortgage-backed securities with 6.5% to 7% coupons attractive because they carried little or no refinancing risk. In addition, newer mortgages -- those in the 7.5% to 8.5% range -- fared well. These mortgages offered the best yield in the market during the period.

                                Portfolio Makeup


Coupons in the range of 6.5% to 8% made up 61% of the portfolio at the close of the period. This allocation was designed to allow the Fund to capture higher yields while providing protection from prepayment risk. Our process of identifying the sectors offering the best risk/reward tradeoff led us to focus in particular on current mortgages. At the end of September, 35% of the Fund's portfolio was invested in 7.5% to 8% coupons. These relatively new mortgages offered the highest yields in the mortgage-backed market.

The "seasoned" premium coupon mortgages held by the Fund also provide what we believe is a favorable tradeoff between risk and reward. They offer generous income levels and low risk of prepayment, since the holders of these mortgages have in the past declined to refinance in the face of many opportunities to do so. At the close of the period, 32% of the portfolio was invested in premium coupons.

                                     Outlook

The future direction of interest rates continues to be uncertain. We believe the Fund is well positioned for a number of economic and market conditions. An economic slowdown, if it should materialize, would most likely create an excellent environment for fixed-income investments, and one in which higher-quality bond funds should fare relatively well as investors flock to quality.

The current climate presents opportunities for investors in mortgage-backed securities in particular. The recent rise in interest rates greatly reduced prepayment risk, and rates would have to drop sharply before we began to worry about a pickup in refinancing. In addition, mortgages continue to offer attractive yields compared with other intermediate-term fixed income investments.

We believe Scudder GNMA Fund remains a high-quality vehicle for pursuing attractive income with relative safety of principal. Thank you for your continued interest in Scudder GNMA Fund.

Sincerely,

Your Portfolio Management Team


/s/David H. Glen                 /s/Mark Boyadjian
David H. Glen                    Mark Boyadjian

            Investment Portfolio as of September 30, 1996 (Unaudited)

                                                        Principal      Market
                                                        Amount ($)    Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 7.3%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin &
  Jenrette dated 9/30/96 at 5.7%, to be repurchased
  at $29,093,606 on 10/1/96, collateralized by a
  $29,122,000 U.S. Treasury Note, 5.125%, 4/30/98
                                                                     ----------
  (Cost $29,089,000) ...............................   29,089,000    29,089,000
                                                                     ----------
Government National Mortgage Association 92.7%*
--------------------------------------------------------------------------------
6.5% with various maturities to 5/15/26 ............   56,889,401    53,468,289

7.0% with various maturities to 10/15/24 ...........   51,458,706    49,794,525

7.5% with various maturities to 8/15/26 ............   66,099,317    65,360,922

8.0% with various maturities to 7/15/26 ............   73,654,369    74,496,638

8.5% with various maturities to 8/15/26 ............   49,334,272    50,736,846

9.0% with various maturities to 4/15/26 ............   38,939,118    41,179,602

9.5% with various maturities to 10/15/21 ...........   14,233,565    15,349,909

10.0% with various maturities to 10/15/21 ..........   12,543,044    13,698,724

10.5% with various maturities to 8/20/19 ...........      362,522       402,280

11.5% with various maturities to 1/15/16 ...........    1,003,306     1,145,726

12.0% with various maturities to 2/20/16 ...........    2,564,540     2,976,668

12.5% with various maturities to 10/20/13 ..........      218,459       254,913

13.0% with various maturities to 9/15/15 ...........      636,928       756,352

13.5% with various maturities to 8/15/14 ...........      161,441       193,700

15.0% with various maturities to 7/15/12 ...........       24,918        30,824

--------------------------------------------------------------------------------
Total Government National Mortgage Association
  (Cost $367,592,162) ..............................                369,845,918
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         % of
                                                        Net Assets
--------------------------------------------------------------------------------
Total Investment Portfolio (Cost $396,681,162)(a) ..      100.1     398,934,918

Other Assets and Liabilities, Net ..................        (.1)       (247,209)
                                                          -----     -----------
Net Assets .........................................      100.0     398,687,709
                                                          =====     ===========

(a) Cost for federal income tax purposes was $396,681,162. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $2,253,756. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,875,526 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,621,770.

* The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              8 - SCUDDER GNMA FUND

                              Financial Statements

                      Statement of Assets and Liabilities
                      as of September 30, 1996 (Unaudited)

Assets
--------------------------------------------------------------------------------
                 Investments, at market (including repurchase
                   agreements of $29,089,000) (identified cost
                   $396,681,162) (Note A) .....................   $ 398,934,918
                 Cash .........................................             875
                 Receivable on Fund shares sold ...............         140,984
                 Interest receivable ..........................       2,425,520
                 Receivable for daily variation margin on
                   future contracts ...........................          32,813
                 Other Assets .................................           4,027
                                                                  -------------
                 Total assets .................................     401,539,137
Liabilities
--------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .............   $   1,812,649
                 Dividends payable ............................         625,761
                 Accrued management fee (Note C) ..............         207,750
                 Other accrued expenses (Note C) ..............         205,268
                                                                  -------------
                 Total liabilities ............................       2,851,428
                 ---------------------------------------------------------------
                 Net assets, at market value ..................   $ 398,687,709
                 ---------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments .......   $   2,253,756
                 Accumulated net realized loss ................     (34,259,622)
                 Shares of beneficial interest ................         276,242
                 Additional paid-in capital ...................     430,417,333
                 ---------------------------------------------------------------
                 Net assets, at market value ..................   $ 398,687,709
                 ---------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
                 Net Asset value, offering and redemption price
                   per share ($398,687,709 / 27,624,185
                   outstanding shares of beneficial interest,
                   $.01 par value, unlimited number of shares     -------------
                   authorized) ................................   $       14.43
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              9 - SCUDDER GNMA FUND

                             Statement of Operations
                 six months ended September 30, 1996 (Unaudited)

Investment Income
--------------------------------------------------------------------------------
                 Income:
                 Interest .....................................      14,916,788
                                                                  -------------
                 Expenses:
                 Management fee (Note C) ......................   $   1,276,121
                 Services to shareholders (Note C) ............         479,598
                 Trustees' fees and expenses (Note C) .........          24,096
                 Custodian and accounting fees (Note C) .......          87,497
                 Reports to shareholders ......................          49,374
                 Legal ........................................          12,586
                 Auditing .....................................          22,000
                 State registration ...........................          19,315
                 Other ........................................           7,925
                                                                  -------------
                                                                      1,978,512
                 ---------------------------------------------------------------
                 Net investment income ........................      12,938,276
                 ---------------------------------------------------------------

Realized and unrealized gain on investment transactions
--------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..................................      (6,055,086)
                 Futures ......................................       2,486,376
                 Options ......................................        (193,407)
                                                                  -------------
                                                                     (3,762,117)
                 Net unrealized appreciation during the
                   period on investments ......................         557,635
                                                                  -------------
                 Net loss on investment transactions ..........      (3,204,482)
                 ---------------------------------------------------------------
                 Net increase in net assets resulting from
                   operations .................................   $   9,733,794
                 ---------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             10 - SCUDDER GNMA FUND

                       Statements of Changes in Net Assets

                                                                   Six Months
                                                                     Ended
                                                                  September 30,    Year Ended
                                                                      1996          March 31,
Increase (Decrease) in Net Assets                                  (Unaudited)        1996
----------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................   $  12,938,276   $ 27,845,383
                 Net realized gain (loss) from investment
                   transactions ...............................      (3,762,117)    12,134,372
                 Net unrealized appreciation on investment
                   transactions during the period .............         557,635      2,056,915
                                                                  -------------   ------------
                 Net increase in net assets resulting from
                   operations .................................       9,733,794     42,036,670
                 Distributions to shareholders from net
                   investment income ..........................     (12,938,276)   (27,845,383)
                                                                  -------------   ------------
                 Fund share transactions:
                 Proceeds from shares sold ....................      17,290,206     60,759,215
                 Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions ..............................       9,232,590     19,805,541
                 Cost of shares redeemed ......................     (49,462,610)   (98,890,887)
                                                                  -------------   ------------
                 Net decrease in net assets from Fund share
                   transactions ...............................     (22,939,814)   (18,326,131)
                                                                  -------------   ------------
                 Decrease in net assets .......................     (26,144,296)    (4,134,844)
                 Net assets at beginning of period ............     424,832,005    428,966,849
                                                                   ------------   ------------
                 Net assets at end of period ..................    $398,687,709   $424,832,005
                                                                   ------------   ------------
Other Information
----------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....      29,220,534     30,493,920
                                                                   ------------   ------------
                 Shares sold ..................................       1,201,819      4,154,677
                 Shares issued to shareholders in reinvestment
                   of distributions ...........................         642,567      1,355,378
                 Shares redeemed ..............................      (3,440,735)    (6,783,441)
                                                                   ------------   ------------
                 Net decrease in Fund shares ..................      (1,596,349)    (1,273,386)
                                                                   ------------   ------------
                 Shares outstanding at end of period ..........      27,624,185     29,220,534
                                                                   ------------   ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              11 - SCUDDER GNMA FUND

                              Financial Highlights

The following table includes select data for a share outstanding throughout each period and other performance information derived from the financial statements.

                            Six Months
                               Ended
                           September 30,
                               1996                                  Years Ended March 31,
                            (Unaudited)   1996        1995        1994(c)     1993        1992       1991        1990       1989
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,            -----------------------------------------------------------------------------------------------------
  beginning of period ....  $  14.54    $  14.07    $  14.33    $  15.52    $  15.07    $  14.80   $  14.22   $  13.87   $  14.61
                            -----------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income ....       .46         .94         .93        1.12        1.29        1.24       1.23       1.26       1.28
Net realized and
  unrealized gain
  (loss) on investment
  transactions  ..........      (.11)        .47        (.26)      (1.19)        .45         .27        .58        .35       (.74)
Total from investment       -----------------------------------------------------------------------------------------------------
  operations .............       .35        1.41         .67        (.07)       1.74        1.51       1.81       1.61        .54
                            -----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income ..      (.46)       (.94)       (.92)      (1.12)      (1.29)      (1.24)     (1.23)     (1.26)     (1.28)
Net realized gains on
  investment transactions        -           -           -           -           -           -          -          -          -
Tax return of capital ....       -           -         (.01)         -           -           -          -          -          -
                            -----------------------------------------------------------------------------------------------------
Total distributions ......      (.46)       (.94)       (.93)      (1.12)      (1.29)      (1.24)     (1.23)     (1.26)     (1.28)
                            -----------------------------------------------------------------------------------------------------
Net asset value, end of     -----------------------------------------------------------------------------------------------------
  period .................  $  14.43    $  14.54    $  14.07    $  14.33    $  15.52    $  15.07   $  14.80   $  14.22   $  13.87
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .........      2.43**     10.20        4.94        (.64)      11.91       10.48      13.26      11.86       3.81
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...........       399         425         429         544         597         350        264        251        242
Ratio of operating
  expenses to average
  daily net assets (%) ...       .97*        .94         .95         .87         .93         .99       1.04       1.05       1.04
Ratio of net investment
  income to average net
  assets (%) .............      6.33*       6.45        6.65        7.35        8.36        8.24       8.49       8.74       8.95
Portfolio turnover rate(%)     166.8*      157.8       220.5(b)    272.1(b)     87.3(b)     87.1(b)    52.1       71.3      128.4


                            Years ended March 31,
                                1988      1987
-------------------------------------------------
Net asset value,             --------------------
  beginning of period ....   $  15.44  $  15.41
                             --------------------
Income from investment
  operations:
Net investment income ....       1.30      1.34
Net realized and
  unrealized gain
  (loss) on investment
  transactions ...........       (.83)      .11
Total from investment        --------------------
  operations .............        .47      1.45
                             --------------------
Less distributions from:
  Net investment income  .      (1.30)    (1.34)
Net realized gains on
  investment transactions         -(a)     (.08)
Tax return of capital ....        -         -
                             --------------------
Total distributions ......      (1.30)    (1.42)
                             --------------------
Net asset value, end of      --------------------
  period .................   $  14.61  $  15.44
-------------------------------------------------
Total Return (%) .........       3.47      9.81
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...........        251       294
Ratio of operating
  expenses to average
  daily net assets (%) ...       1.04      1.05
Ratio of net investment
  income to average net
  assets (%)  ............       8.93      8.63
Portfolio turnover rate(%)       92.1      58.7

(a)  Distributions from net realized gains were less than 3/10 of $.01 per share.
(b) The significant increase in the portfolio turnover rate for the year ended March 31, 1994 is primarily attributable to prepayments. The portfolio turnover rates including mortgage dollar roll transactions were 255.4%, 392.5%, 356.8%, and 147.0%, for the periods ended March 31, 1995, 1994,
     1993, and 1992, respectively.
(c) Per share amounts have been calculated using weighted average shares outstanding.
*    Annualized        **   Not annualized

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                             12 - SCUDDER GNMA FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1996, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.


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--------------------------------------------------------------------------------

                              13 - SCUDDER GNMA FUND

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $30,082,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $327,133,229 and $309,529,207, respectively.

The aggregate face value of futures contracts both opened and closed during the six months ended September 30, 1996 was $1,404,874,910.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the


--------------------------------------------------------------------------------
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                              14 - SCUDDER GNMA FUND

Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1996, the fee pursuant to the Agreement amounted to $1,276,121, which was equivalent to an annualized effective rate of .62% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SSC aggregated $293,039 of which $48,324 is unpaid at September 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by STC aggregated $84,447, of which $15,351 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $58,885 of which $8,846 is unpaid at September 30, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Trustees' fees and expenses aggregated $24,096.

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                              15 - SCUDDER GNMA FUND





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                                     16

                              Officers and Trustees


Daniel Pierce*
 President and Trustee

David S. Lee*
 Vice President and Trustee

E. Michael Brown*
 Trustee

Dawn-Marie Driscoll
 Trustee; Attorney and Corporate Director

George M. Lovejoy, Jr.
 Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
 Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Jean C. Tempel
 Trustee; General Partner,
 TL Ventures

David H. Glen*
 Vice President

Jerard K. Hartman*
 Vice President

Thomas W. Joseph*
 Vice President

Thomas F. McDonough*
 Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
 Vice President and Treasurer

Edward J. O'Connell*
 Vice President and Assistant Treasurer

Kathryn L. Quirk*
 Vice President

Coleen Downs Dinneen*
 Assistant Secretary


*Scudder, Stevens & Clark, Inc.

                        Investment Products and Services

The Scudder Family of Funds

Money Market
 Scudder Cash Investment Trust
 Scudder U.S. Treasury Money Fund

Tax Free Money Market+
 Scudder Tax Free Money Fund
 Scudder California Tax Free Money Fund*
 Scudder New York Tax Free Money Fund*

Tax Free+
 Scudder California Tax Free Fund*
 Scudder High Yield Tax Free Fund
 Scudder Limited Term Tax Free Fund
 Scudder Managed Municipal Bonds
 Scudder Massachusetts Limited Term
  Tax Free Fund*
 Scudder Massachusetts Tax Free Fund*
 Scudder Medium Term Tax Free Fund
 Scudder New York Tax Free Fund*
 Scudder Ohio Tax Free Fund*
 Scudder Pennsylvania Tax Free Fund*

Growth and Income
 Scudder Balanced Fund
 Scudder Growth and Income Fund

Income
 Scudder Emerging Markets Income Fund
 Scudder Global Bond Fund
 Scudder GNMA Fund
 Scudder High Yield Bond Fund
 Scudder Income Fund
 Scudder International Bond Fund
 Scudder Short Term Bond Fund
 Scudder Zero Coupon 2000 Fund

Growth
 Scudder Capital Growth Fund
 Scudder Classic Growth Fund
 Scudder Development Fund
 Scudder Emerging Markets Growth Fund
 Scudder Global Discovery Fund
 Scudder Global Fund
 Scudder Gold Fund
 Scudder Greater Europe Growth Fund
 Scudder International Fund
 Scudder Latin America Fund
 Scudder Micro Cap Fund
 Scudder Pacific Opportunities Fund
 Scudder Quality Growth Fund
 Scudder Small Company Value Fund
 Scudder 21st Century Growth Fund
 Scudder Value Fund
 The Japan Fund

Retirement Plans and Tax-Advantaged Investments
 IRAs
 Keogh Plans
 Scudder Horizon Plan*+++ (a variable annuity)
 401(k) Plans
 403(b) Plans
 SEP-IRAs
 Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
 The Argentina Fund, Inc.
 The Brazil Fund, Inc.
 The First Iberian Fund, Inc.
 The Korea Fund, Inc.
 The Latin America Dollar Income Fund, Inc.
 Montgomery Street Income Securities, Inc.
 Scudder New Asia Fund, Inc.
 Scudder New Europe Fund, Inc.
 Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
 Scudder Institutional Fund, Inc.
 Scudder Fund, Inc.
 Scudder Treasurers Trust(TM)++


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

How to Contact Scudder

Account Service and Information

                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For  personalized   information  about  your  Scudder  accounts;
                exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information

                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.